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1st Quarter Report | March 31, 2020

Liberty All-Star® Growth Fund

LIBERTY ALL-STAR® GROWTH FUND

Period Ended March 31, 2020 (Unaudited)

Fund Statistics	1st Quarter 2020
Net Asset Value (NAV)	$5.03
Market Price	$4.65
Discount	-7.6%
Distribution*	$0.13
Market Price Trading Range	$3.90 to $7.13
Premium/(Discount) Range	11.8% to -9.5%

Performance
Shares Valued at NAV with Dividends Reinvested	-17.12%
Shares Valued at Market Price with Dividends Reinvested	-27.04%
Dow Jones Industrial Average	-22.73%
Lipper Multi-Cap Growth Mutual Fund Average	-15.55%
NASDAQ Composite Index	-13.95%
Russell Growth Benchmark	-19.45%
S&P 500® Index	-19.60%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2020.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2020

It took an exogenous event outside the worlds of business, finance, economics, markets and geopolitics to bring an end to the 11-year bull market that began on March 9, 2009. When the end came, it came swiftly: It took just 19 trading sessions for the Dow Jones Industrial Average (DJIA) to fall 20 percent from its record high on February 12, a rapid slide not witnessed since 1931. The downdraft was an even faster 16 trading days for both the S&P 500® Index and the NASDAQ Composite Index.

It is difficult to remember that the year got off to a good start. In January the DJIA closed above 29,000 for the first time, new home starts rose to their highest level in 13 years and the U.S. added a robust 225,000 jobs. The weakness first appeared in late January when markets edged lower and nudged the DJIA into negative territory for the month. By mid-February, concerns about the coronavirus began to mount and volatility set in as investors tried to assess possible impacts.

The damage was done in March. Seeking to get ahead of the fallout from an eroding economy, the Federal Reserve on March 3 cut its key fed funds rate by half a percentage point to a range of 1.0 to 1.25 percent, representing the first Fed rate cut between scheduled meetings since the financial crisis in 2008. Meanwhile, the price of oil declined 25 percent as Russia refused to trim production levels in response to virus-depressed demand and Saudi Arabia signaled that it would ramp up its own output. Yet another problem added to investors’ concerns—a liquidity squeeze the likes of which had not been seen since the Lehman failure. In a flight to cash, everything was sold—not only stocks, but also non-government bonds, gold and commodities—and currency volatility soared as demand for U.S. dollars spiked.

With stocks down so much so quickly, there were rallies late in the quarter. On March 24, the DJIA recorded its biggest point gain ever and its biggest percentage gain since 1933—2,113 points or 11.4 percent. On March 26, the S&P 500® recorded its largest three-day advance in nine decades. Nevertheless, stocks tumbled again on the last day of the month and at quarter’s end the S&P 500® was down 19.60 percent and the DJIA was 22.73 percent lower. The NASDAQ Composite fared the best on a relative basis, 13.95 percent lower.

With regard to investment styles, growth style stocks again outperformed their value counterparts across all capitalization ranges in the first quarter. Among key growth benchmarks, the broad market Russell 3000® Growth Index returned -14.85 percent versus -27.32 percent for its value counterpart. Growth stocks also outperformed across the capitalization spectrum: large-cap, mid-cap and small-cap. Large-cap growth stocks fared the best on a relative basis, with the Russell 1000® Growth Index returning -14.10 percent versus -20.04 percent for the Russell Midcap® Growth Index and -25.76 percent for the small-cap Russell 2000® Growth Index.

Liberty All-Star® Growth Fund

In the face of the coronavirus pandemic, Liberty All-Star Growth Fund encountered a challenging first quarter. The Fund returned -17.12 percent with shares valued at net asset value (NAV) with dividends reinvested and -27.04 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned -15.55 percent for the quarter. The Fund’s NAV return exceeded that of the S&P 500® and the DJIA but lagged the NASDAQ Composite.

As investors are aware, the Fund is structured to invest in growth stocks across the capitalization spectrum. In the environment that existed in the first quarter of 2020 (and as mentioned earlier in this letter), large-cap growth stocks performed best on a relative basis, with mid-cap and small-cap stocks lagging. With two-thirds of Fund assets nominally allocated to mid-cap and small-cap growth stocks (representing two of the Fund’s three managers), it was difficult to keep pace with large capitalization growth indices. Nevertheless, Fund returns based on NAV outperformed the Russell Growth benchmark on a relative basis, returning -17.12 percent versus -19.45 percent as each of the Fund’s managers outperformed their respective Russell Growth style index.

First Quarter Report (Unaudited) | March 31, 2020	1

Liberty All-Star® Growth Fund	President’s Letter

 (Unaudited)

A factor hurting the Fund’s return when shares are valued at market price (with dividends reinvested) was the abrupt switch from shares trading at a premium to their underlying NAV to shares trading at a discount. For much of last year and into the first quarter this year, Fund shares traded at a premium—as much as an 11.8 percent premium to NAV in the first quarter. As selling gained momentum, however, that premium became a 9.5 percent discount, which was reflected in the per-share price decline. The volume of Fund shares traded during March reflected the fear that gripped investors; daily trading volume was far above the level normally associated with Liberty All-Star Growth Fund.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.13 to shareholders during the first quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $14.48 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

In Fund news, the rights offering announced in December was completed in latter March. The rights offering commenced as announced, but was temporarily suspended on March 9, as required by the registration statement related to the offering should the Fund’s NAV decline more than 10 percent from its NAV as of February 7 (the record date). The offering was subsequently reopened and subscription requests for 3.1 million new common shares were received by the expiration date of March 27. We want to thank shareholders for this show of support for the Fund despite one of the most unsettling market and economic environments in recent memory.

Markets in general, as well as Liberty All-Star Growth Fund specifically, have endured a painful first quarter. The coronavirus pandemic—an unprecedented event of global proportion—defies predictions as to its ultimate effect on markets and the economy and, of course, what is most important: human health and well-being. It is important to point out that over the course of its history, the Fund has seen a range of events that have shaken investor confidence. The bursting of the tech bubble in early 2000 and the 2007-2009 financial crisis are two. Beyond events in financial markets, the Fund has witnessed 9/11 in 2001 and natural disasters like hurricanes Katrina and Sandy. In every case, the Fund has endured, recovered and gone on to fulfill its goal of being an attractive holding for long-term growth equity investors. We expect it will again.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2020 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

 March 31, 2020 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020
1st Quarter	0.13	March	5	4.34
Total	$14.48

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2020	3

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

March 31, 2020 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE  REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each  has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2020 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX				TOTAL FUND
				WEATHERBIE	CONGRESS	SUSTAINABLE
Number of Holdings	1,166	405	532	50	39	30	119
Percent of Holdings in Top 10	7%	13%	39%	49%	30%	44%	18%
Weighted Average Market Capitalization (billions)	$2.4	$17.4	$383.4	$3.9	$10.9	$247.8	$92.9
Average Five-Year Earnings Per Share Growth	14%	16%	18%	26%	17%	20%	20%
Average Five-Year Sales Per Share Growth	9%	12%	13%	16%	10%	14%	13%
Price/Earnings Ratio*	19x	23x	24x	35x	24x	31x	28x

*	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

March 31, 2020 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Amazon.com, Inc.	2.00%
Chegg, Inc.	1.95
Nevro Corp.	1.94
Microsoft Corp.	1.86
FirstService Corp.	1.81
EPAM Systems, Inc.	1.68
NIKE, Inc.	1.58
Casella Waste Systems, Inc.	1.57
Paylocity Holding Corp.	1.57
Alphabet, Inc.	1.55
Insulet Corp.	1.51
Facebook, Inc.	1.43
salesforce.com, Inc.	1.39
Visa, Inc.	1.37
UnitedHealth Group, Inc.	1.37
Autodesk, Inc.	1.35
PayPal Holdings, Inc.	1.33
Yum! Brands, Inc.	1.25
Illumina, Inc.	1.16
Everbridge, Inc.	1.16
30.83%

Economic Sectors*	Percent of Net Assets
Information Technology	32.17%
Health Care	22.84
Consumer Discretionary	13.87
Industrials	11.48
Communication Services	4.57
Real Estate	3.75
Financials	3.64
Materials	2.57
Consumer Staples	2.22
Energy	0.04
Other Net Assets	2.85
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2020	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

March 31, 2020 (Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2020.

	SHARES
Security Name	Purchases (Sales)	Held as of 3/31/20
Purchases
Adobe, Inc.	4,348	4,348
Akamai Technologies, Inc.	15,000	15,000
Ciena Corp.	40,000	40,000
Huntington Ingalls Industries, Inc.	8,300	8,300
Intuitive Surgical, Inc.	4,075	4,075
Match Group, Inc.	22,923	22,923
Progyny, Inc.	60,866	81,055
Ulta Beauty, Inc.	6,916	6,916
Xilinx, Inc.	18,373	18,373

Sales
Automatic Data Processing, Inc.	(11,295)	0
Dermira, Inc.	(124,477)	0
Estee Lauder Cos., Inc.	(6,627)	0
Five Below, Inc.	(15,000)	0
Jack Henry & Associates, Inc.	(11,000)	0
Lowe’s Cos., Inc.	(14,035)	0
Mondelez International, Inc.	(54,795)	0
Novo Nordisk A/S	(27,020)	0
RBC Bearings, Inc.	(11,500)	0
Regeneron Pharmaceuticals, Inc.	(2,203)	3,692
Wayfair, Inc.	(15,072)	4,416

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.15%)
COMMUNICATION SERVICES (4.57%)
Entertainment (0.80%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,541,930

Interactive Media & Services (3.77%)
Alphabet, Inc., Class C(a)	2,568	2,986,096
Facebook, Inc., Class A(a)	16,580	2,765,544
Match Group, Inc.(a)(b)	22,923	1,513,835
		7,265,475
CONSUMER DISCRETIONARY (13.87%)
Distributors (0.92%)
Pool Corp.	9,000	1,770,930

Diversified Consumer Services (1.95%)
Chegg, Inc.(a)	104,926	3,754,252

Hotels, Restaurants & Leisure (2.07%)
Lindblad Expeditions Holdings, Inc.(a)	8,586	35,803
Planet Fitness, Inc., Class A(a)	31,704	1,543,985
Yum! Brands, Inc.	35,145	2,408,487
		3,988,275
Internet & Direct Marketing Retail (3.77%)
Amazon.com, Inc.(a)	1,979	3,858,496
Booking Holdings, Inc.(a)	1,498	2,015,289
Etsy, Inc.(a)	30,000	1,153,200
Wayfair, Inc., Class A(a)(b)	4,416	235,991
		7,262,976
Multiline Retail (0.83%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	34,397	1,593,957

Specialty Retail (2.38%)
Burlington Stores, Inc.(a)	9,500	1,505,370
TJX Cos., Inc.	39,251	1,876,591
Ulta Beauty, Inc.(a)	6,916	1,215,141
		4,597,102
Textiles, Apparel & Luxury Goods (1.95%)
Canada Goose Holdings, Inc.(a)(b)	36,421	724,414
NIKE, Inc., Class B	36,796	3,044,501
		3,768,915
CONSUMER STAPLES (2.22%)
Food Products (1.39%)
Lamb Weston Holdings, Inc.	21,000	1,199,100

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	7

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (continued)
McCormick & Co., Inc.	10,500	$1,482,705
		2,681,805
Household Products (0.83%)
Church & Dwight Co., Inc.	25,000	1,604,500

ENERGY (0.04%)
Energy Equipment & Services (0.04%)
Solaris Oilfield Infrastructure, Inc., Class A	15,773	82,808

FINANCIALS (3.64%)
Banks (1.09%)
First Republic Bank	18,000	1,481,040
Signature Bank	7,612	611,929
		2,092,969
Capital Markets (1.69%)
Hamilton Lane, Inc., Class A	34,365	1,900,728
Raymond James Financial, Inc.	21,500	1,358,800
		3,259,528
Insurance (0.76%)
eHealth, Inc.(a)	7,794	1,097,551
Goosehead Insurance, Inc., Class A(a)	8,150	363,735
		1,461,286
Thrifts & Mortgage Finance (0.10%)
Axos Financial, Inc.(a)	10,710	194,172

HEALTH CARE (22.84%)
Biotechnology (2.64%)
ACADIA Pharmaceuticals, Inc.(a)	44,383	1,875,182
Portola Pharmaceuticals, Inc.(a)	13,646	97,296
Puma Biotechnology, Inc.(a)	95,209	803,564
Regeneron Pharmaceuticals, Inc.(a)	3,692	1,802,766
Ultragenyx Pharmaceutical, Inc.(a)	11,358	504,636
		5,083,444
Health Care Equipment & Supplies (12.13%)
Abbott Laboratories	27,996	2,209,164
Becton Dickinson and Co.	8,961	2,058,969
Cooper Cos., Inc.	6,000	1,654,020
Danaher Corp.	14,883	2,059,956
Glaukos Corp.(a)	49,246	1,519,732
Insulet Corp.(a)	17,609	2,917,459
Intuitive Surgical, Inc.(a)	4,075	2,017,981
Nevro Corp.(a)	37,385	3,737,752

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
ResMed, Inc.	13,000	$1,914,770
STERIS PLC	12,500	1,749,625
Varian Medical Systems, Inc.(a)	15,000	1,539,900
		23,379,328
Health Care Providers & Services (3.66%)
PetIQ, Inc.(a)	50,263	1,167,610
Progyny, Inc.(a)(b)	81,055	1,717,555
UnitedHealth Group, Inc.	10,549	2,630,710
US Physical Therapy, Inc.	22,141	1,527,729
		7,043,604
Health Care Technology (0.50%)
Tabula Rasa HealthCare, Inc.(a)(b)	18,552	970,084

Life Sciences Tools & Services (3.30%)
Charles River Laboratories International, Inc.(a)	13,500	1,703,835
Illumina, Inc.(a)	8,195	2,238,219
Mettler-Toledo International, Inc.(a)	2,500	1,726,275
NeoGenomics, Inc.(a)	25,112	693,342
		6,361,671
Pharmaceuticals (0.61%)
Aerie Pharmaceuticals, Inc.(a)	9,649	130,261
Jazz Pharmaceuticals PLC(a)	10,500	1,047,270
		1,177,531
INDUSTRIALS (11.48%)
Aerospace & Defense (2.35%)
Huntington Ingalls Industries, Inc.	8,300	1,512,343
Kratos Defense & Security Solutions, Inc.(a)	89,322	1,236,217
Teledyne Technologies, Inc.(a)	6,000	1,783,620
		4,532,180
Air Freight & Logistics (0.17%)
XPO Logistics, Inc.(a)	6,663	324,821

Building Products (0.80%)
Lennox International, Inc.	8,500	1,545,215

Commercial Services & Supplies (3.07%)
Casella Waste Systems, Inc., Class A(a)	77,534	3,028,478
Cintas Corp.	8,000	1,385,760
Copart, Inc.(a)	22,000	1,507,440
		5,921,678

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	9

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electrical Equipment (0.94%)
Generac Holdings, Inc.(a)	19,500	$1,816,815

Machinery (1.82%)
IDEX Corp.	12,000	1,657,320
Middleby Corp.(a)	4,263	242,479
Xylem, Inc.	24,500	1,595,685
		3,495,484
Professional Services (0.92%)
IHS Markit, Ltd.	29,478	1,768,680

Trading Companies & Distributors (1.41%)
HD Supply Holdings, Inc.(a)	35,000	995,050
SiteOne Landscape Supply, Inc.(a)	23,337	1,718,070
		2,713,120
INFORMATION TECHNOLOGY (32.17%)
Communications Equipment (0.83%)
Ciena Corp.(a)	40,000	1,592,400

Electronic Equipment, Instruments & Components (1.94%)
Keysight Technologies, Inc.(a)	20,000	1,673,600
nLight, Inc.(a)	10,734	112,599
Novanta, Inc.(a)	5,960	476,085
Zebra Technologies Corp., Class A(a)	8,000	1,468,800
		3,731,084
IT Services (7.55%)
Akamai Technologies, Inc.(a)	15,000	1,372,350
Booz Allen Hamilton Holding Corp.	20,000	1,372,800
EPAM Systems, Inc.(a)	17,462	3,241,995
FleetCor Technologies, Inc.(a)	11,003	2,052,500
Genpact, Ltd.	45,000	1,314,000
PayPal Holdings, Inc.(a)	26,846	2,570,236
Visa, Inc., Class A	16,334	2,631,734
		14,555,615
Semiconductors & Semiconductor Equipment (3.69%)
Diodes, Inc.(a)	44,901	1,824,552
Impinj, Inc.(a)	21,784	364,011
Monolithic Power Systems, Inc.	11,500	1,925,790
Skyworks Solutions, Inc.	17,500	1,564,150
Xilinx, Inc.	18,373	1,431,991
		7,110,494
Software (18.16%)
Adobe, Inc.(a)	4,348	1,383,707

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Altair Engineering, Inc., Class A(a)(b)	8,830	$233,995
Autodesk, Inc.(a)	16,659	2,600,470
Avalara, Inc.(a)	21,715	1,619,939
Bill.Com Holdings, Inc.(a)	1,480	50,616
Ebix, Inc.	40,682	617,553
Everbridge, Inc.(a)	20,974	2,230,795
Globant SA(a)	12,673	1,113,703
HubSpot, Inc.(a)	8,442	1,124,390
Intuit, Inc.	8,367	1,924,410
LivePerson, Inc.(a)	3,475	79,056
Microsoft Corp.	22,756	3,588,849
Paycom Software, Inc.(a)	8,000	1,616,080
Paylocity Holding Corp.(a)	34,255	3,025,402
Pluralsight, Inc., Class A(a)(b)	30,766	337,811
Qualys, Inc.(a)	22,000	1,913,780
Rapid7, Inc.(a)	37,114	1,608,150
salesforce.com, Inc.(a)	18,554	2,671,405
SPS Commerce, Inc.(a)	33,328	1,550,085
Synopsys, Inc.(a)	15,000	1,931,850
Telaria, Inc.(a)	380	2,280
Trade Desk, Inc., Class A(a)	8,485	1,637,605
Workday, Inc., Class A(a)	15,679	2,041,719
Zuora, Inc., Class A(a)	13,151	105,865
		35,009,515
MATERIALS (2.57%)
Chemicals (1.64%)
Ecolab, Inc.	11,361	1,770,385
Linde PLC	8,074	1,396,802
		3,167,187
Containers & Packaging (0.93%)
Avery Dennison Corp.	17,500	1,782,725

REAL ESTATE (3.75%)
Equity Real Estate Investment Trusts (REITs) (1.94%)
Equinix, Inc.	3,282	2,049,839
Sun Communities, Inc.	13,500	1,685,475
		3,735,314

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	11

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (1.81%)
FirstService Corp.	45,316	$3,494,770

TOTAL COMMON STOCKS
(COST OF $154,410,250)		187,233,639

SHORT TERM INVESTMENTS (6.04%)
MONEY MARKET FUND (3.12%)
State Street Institutional US Government Money Market Fund, 0.337%(c)
(COST OF $6,013,357)	6,013,357	6,013,357

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (2.92%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%
(COST OF $5,632,054)	5,632,054	5,632,054

TOTAL SHORT TERM INVESTMENTS
(COST OF $11,645,411)		11,645,411

TOTAL INVESTMENTS (103.19%)
(COST OF $166,055,661)		198,879,050

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.19%)		(6,157,451)

NET ASSETS (100.00%)		$192,721,599

NET ASSET VALUE PER SHARE
(38,299,418 SHARES OUTSTANDING)		$5.03

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $5,261,306.

(c)	Rate reflects seven-day effective yield on March 31, 2020.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2020, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

First Quarter Report (Unaudited) | March 31, 2020	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2020:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$5,261,306	$5,632,054	$190,961	$5,823,015

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$187,233,639	$–	$–	$187,233,639
Short Term Investments	11,645,411	–	–	11,645,411
Total	$198,879,050	$–	$–	$198,879,050

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2020	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Results of Right Offering

On December 6, 2019, the Board of Directors of the Fund authorized and set the terms of an offering to the Fund’s shareholder of rights to purchase additional shares of the Fund. Record date shareholders at the close of business on February 7, 2020 were issued non-transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The offering commenced on February 12, 2020 and was temporarily suspended after the close of the New York Stock Exchange (“NYSE”) on March 9, 2020, recommencing March 10, 2020. The subscription period ended March 27, 2020 (the “Expiration Date”).

Shareholders exercised rights to purchase 3,094,412 shares at a subscription price of $4.34 per share for proceeds, net of estimated expenses of $240,000, of $13,189,748. The subscription price represents 95 percent of the average of the closing NYSE market price per share of common stock on the Expiration Date and the four preceding trading days.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

March 31, 2020 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2020	17

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ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE